SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  August 2, 2005
                                                           --------------

                             HENNESSY ADVISORS, INC.

             (Exact name of registrant as specified in its charter)

         California                      000-49872              68-0176227
         ----------                      ---------              ----------
(State or other jurisdiction            Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

             750 Grant Avenue, Suite 100                         94945
                                                                 -----
                  Novato, California
       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

         The registrant has issued an earnings release for the three months ended June 30, 2005, which is included herein as Exhibit 99.1.





ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

                           Exhibit 99.1 Earnings release issued August 2, 2005, by Hennessy Advisors, Inc., for the three months ended June 30, 2005.



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



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



August 2, 2005                           By:   /s/ Neil J. Hennessy
                                            ------------------------------------
                                               Neil J. Hennessy
                                               President





                                  EXHIBIT INDEX

Exhibit 99.1 Earnings release issued August 2, 2005, by Hennessy Advisors, Inc., for the three months ended June 30, 2005.








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